Exhibit 23(d)

               CONSENT OF MERCER CAPITAL MANAGEMENT, INC.

                             January 20, 1998

                           Consent of Financial Advisor

     We hereby consent to the inclusion of our fairness opinion and references to our firm in the Proxy Statement/Prospectus included in Deposit Guaranty Corp.'s Registration Statement on Form S-4.

                                     MERCER CAPITAL MANAGEMENT, INC.


                                     By: /s/ Jeff K. Davis
                                         ------------------------------
                                          Jeff K. Davis, ASA, CFA
                                          Vice President